SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Alternative Mortgage Securities Trust,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       135,595,492.84    5.769581%     2,347,411.95    651,940.98    2,999,352.93       0.00       0.00
                        1A2           408,437.61    5.769581%         7,070.82      1,963.76        9,034.58       0.00       0.00
Residual                1AR                 0.00    5.838873%             0.00          0.00            0.00       0.00       0.00
                        2A1       144,423,858.04    5.835262%     1,939,613.09    702,292.55    2,641,905.63       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,133,189.55    5.835262%       122,658.78     44,412.13      167,070.91       0.00       0.00
                        B2          3,778,837.18    5.835262%        50,749.80     18,375.42       69,125.22       0.00       0.00
                        B3          2,204,321.69    5.835262%        29,604.05     10,719.00       40,323.05       0.00       0.00
                        B4          2,361,273.39    5.835262%        31,711.91     11,482.21       43,194.12       0.00       0.00
                        B5          1,732,466.88    5.835262%        23,267.04      8,424.50       31,691.54       0.00       0.00
                        B6          1,260,236.96    5.769581%     1,260,236.96      6,059.48    1,266,296.44       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        300,898,114.14     -            5,812,324.39  1,455,670.02    7,267,994.41     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       133,248,080.90              0.00
                                1A2           401,366.79              0.00
Residual                        1AR                 0.00              0.00
                                2A1       142,484,244.95              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,010,530.77              0.00
                                B2          3,728,087.38              0.00
                                B3          2,174,717.64              0.00
                                B4          2,329,561.48              0.00
                                B5          1,709,199.85              0.00
                                B6                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        295,085,789.75     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   135,595,492.84     5.769581% 32051GA54    16.715887      4.642462    948.857658
                           1A2       408,437.61     5.769581% 32051GA62    16.715887      4.642462    948.857662
Residual                   1AR             0.00     5.838873% 32051GA70     0.000000      0.000000      0.000000
                           2A1   144,423,858.04     5.835262% 32051GA88    12.620541      4.569629    927.106684
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,133,189.55     5.835262% 32051GA96    13.425873      4.861222    986.266503
                           B2      3,778,837.18     5.835262% 32051GB20    13.425873      4.861222    986.266502
                           B3      2,204,321.69     5.835262% 32051GA38    13.425873      4.861222    986.266502
                           B4      2,361,273.39     5.835262% 32051GB46    13.425873      4.861222    986.266504
                           B5      1,732,466.88     5.835262% 32051GB53    13.425873      4.861222    986.266501
                           B6      1,260,236.96     5.769581% 32051GB61   999.692380      4.806731      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     300,898,114.14       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       142,177,006.07   152,908,783.71   295,085,789.78
Loan count                    738              467             1205
Avg loan rate           6.144581%        6.213873%             6.18
Prepay amount        3,600,403.72     2,181,427.47     5,781,831.19

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        44,665.80        47,694.94        92,360.74
Sub servicer fees            0.00             0.00             0.00
Trustee fees               728.96           775.53         1,504.49


Agg advances                  N/A              N/A              N/A
Adv this period          3,052.42         9,286.69        12,339.11

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                3,012,901.15     3,287,433.35     6,300,334.50
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.669549%           100.000000%            280,427,788.49
   -----------------------------------------------------------------------------
   Junior            6.330451%             0.000000%             18,952,097.11
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          16                 5,016,407.82
60 to 89 days                           1                    72,280.00
90 or more                              1                   279,200.00
Foreclosure                             0                         0.00

Totals:                                18                 5,367,887.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,267,994.41          7,267,994.41
Principal remittance amount            5,812,324.39          5,812,324.39
Interest remittance amount             1,455,670.02          1,455,670.02